UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2013

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Item 8.01.	Other Events.

On May 1, 2013, the Board of Directors (the “Board”) of DCT Industrial Trust Inc. (the “Company”) (NYSE: DCT) adopted amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) and Corporate Governance Guidelines in connection with its regular review of the Company’s corporate governance structure. These amendments are intended to further align the Company’s corporate governance structure with the interests of the Company’s stockholders.

The amendment to the Bylaws provides that the Company may not “opt in” to the business combination provisions contained in Title 3, Subtitle 6 of the Maryland General Corporation Law (the “MGCL”) or the Control Share Acquisition Act contained in the MGCL without obtaining stockholder approval. Previously, the Board had adopted a resolution providing that any business combination between the Company and any other person was exempted from the business combination provisions of the MGCL. In addition, the Bylaws had previously contained a provision exempting any acquisition by any person of shares of stock of the Company from the Control Share Acquisition Act. However, the Board had retained the ability to amend, alter or repeal either or both of the resolution providing the exemption from the business combination provisions of the MGCL and the provision of the Bylaws relating to the exemption from the Control Share Acquisition Act. Pursuant to the amendment to the Bylaws adopted by the Board:

•

the resolution providing the exemption from the business combination provisions of the MGCL may only be revoked, altered or amended, and the Board may only adopt a resolution inconsistent with such resolution (including an amendment to that bylaw provision), with prior stockholder approval; and

•	the provision of the Bylaws exempting any acquisition by any person of shares of stock of the Company from the Control Share Acquisition Act may be amended only with prior stockholder approval.

The amendment to the Company’s Corporate Governance Guidelines provides that the Company will not adopt a shareholder rights plan unless our stockholders approve in advance the adoption of a plan or, if adopted by the Board, the plan is submitted to our stockholders for a ratification vote within 12 months of adoption or the plan will terminate. Prior to this amendment, the Company did not have a shareholder rights plan.

These amendments demonstrate the commitment that the Board has to maintaining alignment of the Company’s corporate governance structure with the interests of the Company’s stockholders and provide assurances to stockholders that this alignment will be retained.

The summary of the amendment to the Bylaws above is qualified in its entirety by the amendment to the Bylaws filed herewith as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

3.1	Third Amendment to the Amended and Restated Bylaws of DCT Industrial Trust Inc. (as adopted on May 1, 2013)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: May 1, 2013